Ministry of Energy and Mines, Energy and Minerals Division — Mineral Titles Branch

BRITISH COLUMBIA

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

OFFICE USE

Mining Division ____________ Tenure Number ____________

DO NOT WRITE IN THIS AREA

____________ Gold Commissioner Date of Record ____________

APPLICATION TO RECORD A 4 POST CLAIM

I, William E. Humley (Name of Locator) AGENT FOR Terry G. Cook (Name(s))

#335-500 Dunsmuir St (Address) — U#13 - 601 W Broadway (Address)

Vancouver BC — Vancouver BC

V6B-1Y2 (Postal Code) Telephone — V5Z-4C2 (Postal Code) Telephone

Client Number 116166 Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82L05E, in the Vernon Mining Division.

ACCESS Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

North from Vernon on Hwy 97/S 13.6 km on Westside Rd/W 10.3 km on Sixmile Ck Rd to McGregor Main Forest Rd. / West 7.5 km

LCP is 210 m due East of road at the point

(continue description on reverse)

GPS Co-ordinates taken of posts: Yes ☐ No ☐ **If yes, complete information chart on reverse**

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

LEGAL CORNER POST

TAG No. 244178

CLAIM NAME WC2

LOCATOR William E. Humley

FMC No. 116166

AGENT FOR Terry G. Cook

FMC No. 139879

DATE COMMENCED Jan 27, 2002

TIME 8:00 Am

DATE COMPLETED Jan 27, 2002

TIME 4:27 Pm

NUMBER OF CLAIM UNITS

N ____ S 4 E ____ W 5

IDENTIFICATION POSTS NOT PLACED

were OW 2S, OW 3S, OW 4S, SW 3S, SW 4S, 4W 4S, 4W 4S, 8W 4S

because Topography, Snow Conditions

* If a witness post was placed for the legal corner post

Bearing from witness post to true position of legal corner post is ________ degrees, at a distance of ________ metres

Bearing from identification post to witness post is ________ degrees, at a distance of ________ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts. 391702

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulations pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to **the applicable post when I located this claim, and this information is true and correct.**

[signature]

Signature of Locator

SUB-RECORDER RECEIVED JAN 31 2002 M.R. # 13 $ 600 VANCOUVER, B.C.

RECORDING STAMP

0-12/94.05 — MTB 103 REV 03/97